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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

                                Date of Report
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                                June 13, 2001

                             Crosswalk.com, Inc.
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            (Exact name of registrant as specified in its Charter)

                                   Delaware
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                (State or other jurisdiction of incorporation)

                                   00-22847
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                           (Commission File Number)

                                  54-1831588
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                      (IRS Employer Identification No.)

                     4100 Lafayette Center Dr., Suite 110
                          Chantilly, Virginia 20151
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             (Address of principal executive offices) (Zip Code)

                                (703) 968-4808
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             (Registrant's telephone number, including area code)


              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934



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Item 5. Other

Scott Fehrenbacher, President and Chief Executive Officer of Crosswalk.com, Inc. recently learned that he was named in criminal proceedings in Orange County Florida involving business matters with his former company prior to joining Crosswalk.com in 1998. The allegations, which do not involve Crosswalk.com, are related to a dispute with a former business competitor who was involved in purchasing Mr. Fehrenbacher's successful former business, but which apparently suffered losses since it's sale in 1998.

Jim Buick, Chairman of the Board of Crosswalk.com stated: "We are confident that, as light is shed on this matter, any allegations against Scott Fehrenbacher will be dismissed as baseless. In the meantime, he continues to have our full support and we are certain that Scott will continue to keep his laser-like focus on maintaining and building the encouraging momentum that Crosswalk.com has produced this year."

These allegations involved a business deal whereby Mr. Fehrenbacher sold his values-based software program, which rated mutual funds based on their support for socially responsible stocks and other investments. Unfortunately, the individuals who purchased the business have been unsuccessful in maintaining profitability and marketing this database research program, and apparently now are trying to blame Mr. Fehrenbacher for such failures.

Mr. Fehrenbacher's defense attorneys, Stanley Silver, former Florida Assistant States Attorney and Robert Showers, former Federal prosecutor feel confident that these charges will be dismissed given the apparent lack of evidence and the questionable motives of the complainants.

Safe Harbor - This filing includes forward-looking statements that involve risks and uncertainties, including, but not limited to, the anticipated outcome of legal proceedings. These forward-looking statements are made in reliance on the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. Prospective investors are cautioned that forward-looking statements are not guarantees of performance. Actual results may differ materially from management expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Crosswalk.com, Inc.

Date: June 13, 2001                         By:  /s/ James G. Buick
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                                            James G. Buick
                                            Chairman of the Board of Directors